Exhibit 10.1

EIGHTH AMENDMENT TO CREDIT AGREEMENT

dated as of October 10, 2014

among

Memorial Production Operating LLC,

as Borrower,

The Guarantors Party Hereto,

Wells Fargo Bank, National Association,

as Administrative Agent,

JPMorgan Chase Bank, N.A.,

as Syndication Agent,

Royal Bank of Canada, The Royal Bank of Scotland plc, MUFG Union Bank, N.A. f/k/a

Union Bank, N.A., and

Comerica Bank,

as Co-Documentation Agents,

and

The Lenders Party Hereto

Wells Fargo Securities, LLC and J.P. Morgan Securities LLC

Co-Lead Arrangers and Joint Bookrunners

EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”), dated as of October 10, 2014 (the “Eighth Amendment Effective Date”), is among MEMORIAL PRODUCTION OPERATING LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); MEMORIAL PRODUCTION PARTNERS LP, a limited partnership formed under the laws of the State of Delaware (the “Parent”); each of the other undersigned guarantors (together with the Borrower and the Parent, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.      The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 14, 2011 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.      The Borrower, the Parent, the Administrative Agent and the Lenders desire to (i) amend certain terms and provisions of the Credit Agreement as set forth herein and (ii) increase the Borrowing Base from $1,315,000,000 to $1,440,000,000, in each case to be effective as of the Eighth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Defined Terms.   Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eighth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Eighth Amendment refer to the Credit Agreement.

Section 2.      Amendments as of Eighth Amendment Effective Date.  In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Eighth Amendment Effective Date in the manner provided in this Section 2.

2.1      Additional Definition.  Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

  “Eighth Amendment”  means that certain Eighth Amendment to Credit Agreement dated as of October 10, 2014, among the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Lenders.

2.2      Amended Definitions.    The definitions of “Approved Counterparty”, “Borrowing Base Deficiency”, “Casualty Event”, “Change in Control”, “Devco”, “FATCA”, “Loan Documents”, “Material Indebtedness”, “Material Subsidiary” and “Swap Agreement” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

  “Approved Counterparty” means (a) any Lender or any Affiliate of a Lender or (b) any other Person that has a long term senior unsecured debt rating of BBB+/Baa1 by S&P or Moody’s (or their equivalent) or higher at the time the relevant Swap Agreement is entered into (including, for the sake of clarity, any other Person the obligations of which under Swap Agreements with Loan Parties are guaranteed by a credit support provider that has a long term senior unsecured debt rating of BBB+/Baa1 by S&P or Moody’s (or their equivalent) or higher at the time such Swap Agreement is entered into).

  “Borrowing Base Deficiency” occurs if at any time the total Revolving Credit Exposures exceeds the Borrowing Base then in effect. For the sole purpose of determining whether a Borrowing Base Deficiency exists at a particular time, the amount of Revolving Credit Exposures at such time shall be reduced on a dollar for dollar basis by the amount of cash collateral held at such time by the Administrative Agent on behalf of the Lenders as provided in Section 2.08(j), solely to the extent such cash collateral was deposited pursuant to Section 3.04(c).

  “Casualty Event” means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Borrower or of any other Loan Party having a fair market value in excess of $25,000,000.

  “Change in Control” means the occurrence of any of the following:

  (a)      the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than Devco, the Borrower or any NGP Party, of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent;

  (b)      [Reserved];

  (c)      the General Partner shall cease to be the sole general partner of the Parent, with substantially the same powers to manage the Parent as are granted to the General Partner under the Partnership Agreement on the Effective Date, other than as a result of the acquisition, directly or indirectly, by the Borrower or Devco of 100% of the Equity Interests of the Parent;

  (d)      the Parent shall at any time cease to own 100% of the Equity Interests of the Borrower, other than as a result of the acquisition, directly or indirectly, by the Borrower of 100% of the Equity Interests of the Parent;

  (e)      Devco shall fail to directly, or indirectly, own beneficially, or to have the power to vote or direct the voting of, Equity Interests representing more than a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the General Partner, other than as a result of the acquisition, directly or indirectly, by the Parent or the Borrower of Equity Interests representing more than a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the General Partner; or

  (f)      the Borrower or another Loan Party ceases to own 100% of the Equity Interests of each Guarantor (other than the Parent).

  “Devco” means (a) prior to the effective time of the Devco IPO, Memorial Resource Development LLC, a Delaware limited liability company, and (b) from and after the effective time of the Devco IPO, Memorial Resource Development Corp., a Delaware corporation.

  “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

  “Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Agency Fee Letter, and the Security Instruments.

  “Material Indebtedness” means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and the other Loan Parties in an aggregate principal amount exceeding $25,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any other Loan Party in respect of any Swap Agreement at any time shall be the Swap Termination Value.

  “Material Subsidiary” means, as of any date, any Domestic Subsidiary that is a Wholly-Owned Subsidiary that either (a) together with its Subsidiaries, owns Property having a fair market value of $10,000,000 or more, or (b) otherwise becomes or is required to become a Guarantor pursuant to Section 8.14.

  “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction (including floors, caps and collars) or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities (including Emissions Credits), equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) or Section 2(e) of the Commodity Exchange Act); provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the other Loan Parties shall be a Swap Agreement. Solely for the purposes of Section 9.18, the term “Swap Agreement” shall be deemed to exclude purchased put options or floors for Hydrocarbons that are not related to corresponding calls, collars or swaps and with respect to which neither the Borrower nor any other Loan Party has any payment obligation other than premiums and charges the total amount of which are fixed and known at the time such transaction is entered into.

2.3      Deletion of Definition.   The definition of “Appointed Directors” contained in Section 1.02 of the Credit Agreement is hereby deleted in its entirety.

2.4      Amendment to Section 2.06 of the Credit Agreement.  Section 2.06(c) of the Credit Agreement is hereby amended by adding a new clause (ix) at the end of such Section to read in full as follows:

  (ix) Contemporaneously with any increase in the Borrowing Base pursuant to this Agreement, if (A) the Borrower elects to increase the Aggregate Elected Commitment Amount and (B) each Lender has consented to such increase in its Elected Commitment, then the Aggregate Elected Commitment Amount shall be increased (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) by the amount requested by the Borrower (subject to the limitations set forth in Section 2.06(c)(ii)(A)) without the requirement that any Lender deliver an Elected Commitment Increase Certificate, and Annex I shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amount. The Administrative Agent shall record the information regarding such increases in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(b)(iv).

2.5      Amendment to Section 2.07 of the Credit Agreement.  Section 2.07(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

  (b)      Scheduled and Interim Redeterminations.    The Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.07 (a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on or about April 1st and October 1st of each year (or, in each case, such date promptly thereafter as reasonably practicable), commencing April 1, 2012. In addition, (i) the Borrower may, by notifying the Administrative Agent thereof, elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations (A) up to two times per fiscal year and (B) in addition to the unscheduled redeterminations the Borrower may request pursuant to the foregoing clause (A), contemporaneously with the consummation of any Material Acquisition (as used herein with the same meaning given such term in the definition of “Consolidated EBITDAX”), and (ii) the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof, one time per fiscal year elect to cause the Borrowing Base to be redetermined between Scheduled Redeterminations (each redetermination in the foregoing clauses (i) and (ii), an “Interim Redetermination”) in accordance with this Section 2.07.

2.6      Amendment to Section 8.01 of the Credit Agreement.   Section 8.01(o) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

  (o)      Production Report and Lease Operating Statements.  Concurrently with the delivery of each Reserve Report required to be delivered pursuant to Section 8.12(a), a report setting forth, for each calendar month during the then current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month.

2.7      Amendment to Section 8.12 of the Credit Agreement.   The last sentence of Section 8.12(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

  The Reserve Report as of January 1 of each year (or December 31 of the preceding year) shall be prepared or audited by one or more Approved Petroleum Engineers.

2.8      Amendment to Section 9.02 of the Credit Agreement.  Section 9.02 of the Credit Agreement is hereby amended by (a) deleting the “and” following the semicolon at the end of clause (f) thereof, (b) deleting the “.” at the end of clause (g) thereof and replacing it with “; and” and (c) adding a new clause (h) to such Section which shall read in full as follows:

  (h)      Debt of the Borrower or a Guarantor to the Borrower or any Guarantor.

2.9      Amendment to Section 9.03 of the Credit Agreement.   Section 9.03(e) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

  (e)      Liens on cash in an aggregate amount of up to $20,000,000 at any one time outstanding securing any Swap Agreement with any Approved Counterparty that is neither a Lender nor an Affiliate of a Lender; and

2.10      Amendments to Section 9.12 of the Credit Agreement.

    (a)      Section 9.12(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

  (d)      sales or other dispositions (including Casualty Events and events that would, but for their magnitude, constitute Casualty Events), other than as provided in clauses (a) through (c) or (e), of Oil and Gas Properties or any interest therein or Subsidiaries owning Oil and Gas Properties; provided that (i) the consideration received in respect of such sale or other disposition shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Subsidiary subject of such sale or other disposition (in each case, as reasonably determined by the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer certifying to that effect), (ii) not less than (A) 75% of the proceeds of such sale or other disposition of Oil and Gas Property, if to a Person other than an Affiliate, shall be in cash and (B) 50% of the proceeds of such sale or other disposition of Oil and Gas Property, if to an Affiliate, shall be in cash, provided that, if less than 75% of the proceeds of any such sale or disposition are in cash, the Parent shall be in pro forma compliance with the covenants set forth in Section 9.01 both before and after giving effect to such sale or disposition, (iii) no Default or Event of Default has occurred and is continuing or would result from such sale or disposition, as applicable, (iv) if such sale or disposition would result in an automatic redetermination of the Borrowing Base pursuant to Section 2.07(f), the Borrower delivers reasonable prior written notice thereof to the Administrative Agent, (v) if a Borrowing Base Deficiency would result from such sale or disposition as a result of an automatic redetermination of the Borrowing Base pursuant to Section 2.07(f), the Borrower prepays Borrowings, prior to or contemporaneously with the consummation of such sale or disposition, to the extent that such prepayment would have been required under Section 3.04(c)(iii) after giving effect to such automatic redetermination of the Borrowing Base, and (vi) if any such sale or other disposition is of Equity Interests in a Subsidiary owning Oil and Gas Properties, such sale or other disposition shall include all the Equity Interests of the Loan Parties in such Subsidiary;

    (b)      Section 9.12(f) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

  (f)      sales and other dispositions of Properties not regulated by Section 9.12(a) to (e) having a fair market value not to exceed $10,000,000 in the aggregate during any 12-month period.

    (c)      A new paragraph is hereby added at the end of Section 9.12 of the Credit Agreement to read in full as follows:

  For the sake of clarity, the forfeiture of all or any portion of any lease as the result of a decision by any Loan Party not to drill any well or take any other action necessary to maintain such lease in full force and effect is not a sale or other disposition which is subject to this Section 9.12.

2.11      Amendments to Section 9.18 of the Credit Agreement.

    (a)      Section 9.18(a)(i) of the Credit Agreement is hereby amended to delete the reference to “40%” contained therein and insert in lieu thereof a reference to “50%”.

    (b)      Section 9.18(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

  (b)      In no event shall any Swap Agreement contain any requirement, agreement or covenant for a Loan Party to post collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures, except (i) to the extent permitted under Section 9.03(e) and (ii) in the case of a Swap Agreements with an Approved Counterparty, to the extent provided pursuant to the Loan Documents.

2.12      Replacement of Annex I of the Credit Agreement.    Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Section 2.12 and any Borrowings made on the Eighth Amendment Effective Date and notwithstanding anything in Section 2.02(a) or Section 4.01(c) of the Credit Agreement, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Section 2.12) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Section 2.12), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Section 2.12) of the aggregate Revolving Credit Exposure of all Lenders and (d) the Borrower shall be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.12.

Section 3.       Borrowing Base Increase.  In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, (a) the Loan Parties, the Administrative Agent, and the Lenders hereby agree that the Borrowing Base shall be increased from $1,315,000,000 to $1,440,000,000 effective as of the Eighth Amendment Effective Date and shall remain at such level until the next Scheduled Redetermination, the next Interim Redetermination or other adjustment to the Borrowing Base thereafter, whichever occurs first. The redetermination of the Borrowing Base provided for in this Section 3 shall be considered and deemed to be the Scheduled Redetermination scheduled for on or about October 1, 2014 for purposes of Section 2.07 of the Credit Agreement.

Section 4.      Aggregate Elected Commitment Amount.  By its signature below, (a) the Borrower hereby elects pursuant to Section 2.06 of the Credit Agreement to increase the Aggregate Elected Commitment Amounts to $1,440,000,000 in accordance with each Lender’s Applicable Percentage (after giving effect to Section 2.4 and Section 2.12 hereof) and (b) each Lender hereby consents to such change in its Elected Commitment.

Section 5.      Conditions Precedent to this Eighth Amendment.  The effectiveness of the amendments to the Credit Agreement contained in Section 2 hereof, the Borrowing Base increase contained in Section 3 hereof, and the increase in the Aggregate Elected Commitment Amounts contained in Section 4 hereof are each subject to the following:

5.1      The Administrative Agent shall have received counterparts of this Eighth Amendment from the Loan Parties and each of the Lenders.

5.2      The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date.

5.3      No Default, Event of Default, or Borrowing Base Deficiency exists immediately prior to or after giving effect to the amendments to the Credit Agreement contained in Section 2 hereof, the Borrowing Base increase contained in Section 3 hereof and the increase in the Aggregate Elected Commitment Amounts contained in Section 4 hereof.

5.4      The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended by Section 2.12 hereof) dated as of the Eighth Amendment Effective Date.

5.5      The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Eighth Amendment, and such notice shall be conclusive and binding.

Section 6.      Representations and Warranties; Etc.  Each Loan Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Defaults exist under the Loan Documents or will, after giving effect to this Eighth Amendment, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 7.      Return of Promissory Notes.  Promptly upon receipt of any replacement Note under Section 5.4 hereof, each Lender shall return to the Administrative Agent (for delivery to the Borrower for cancellation) any other Note in such Lender’s possession that was previously delivered to such Lender under the Credit Agreement.

Section 8.      Miscellaneous.

8.1      Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Eighth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Eighth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

8.2      Ratification and Affirmation of Loan Parties.  Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Eighth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted pursuant to the Loan Documents to secure the Indebtedness, and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness, as amended hereby.

8.3      Counterparts.  This Eighth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eighth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

8.4      No Oral Agreement.      THIS WRITTEN EIGHTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.5      Governing Law.  THIS EIGHTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.6      Payment of Expenses.      The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Eighth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.7      Severability.  Any provision of this Eighth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.8      Successors and Assigns.  This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL PRODUCTION OPERATING LLC, a Delaware limited liability company

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Vice President, Finance

GUARANTORS:	MEMORIAL PRODUCTION PARTNERS LP, a Delaware limited partnership

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Vice President, Finance

COLUMBUS ENERGY, LLC, a Delaware limited liability company

	By:	Memorial Production Operating LLC, its sole member

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Robert L. Stillwell, Jr.
		Name:	Robert L. Stillwell, Jr.
		Title:	Vice President, Finance

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

WHT ENERGY PARTNERS LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President, Finance

RISE ENERGY OPERATING, LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President, Finance

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

RISE ENERGY MINERALS, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President, Finance

RISE ENERGY BETA, LLC, a Delaware limited liability company

By:	Rise Energy Operating, LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President, Finance

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

MEMORIAL PRODUCTION FINANCE CORPORATION, a Delaware corporation

By: /s/ Robert L. Stillwell, Jr.
Name:	Robert L. Stillwell, Jr.
Title: Vice President, Finance

WHT CARTHAGE LLC, a Delaware limited liability company

By:	WHT Energy Partners LLC, its sole member

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President, Finance

MEMORIAL ENERGY SERVICES LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President, Finance

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT –

MEMORIAL PRODUCTION OPERATING LLC]

MEMORIAL MIDSTREAM LLC, a Texas limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President, Finance

PROSPECT ENERGY, LLC, a Colorado limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ Robert L. Stillwell, Jr.
	Name:	Robert L. Stillwell, Jr.
	Title:	Vice President, Finance

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ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Shiloh Davila
Name: Shiloh Davila
Title: Vice President

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LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Theresa M. Benson
Name: Theresa M. Benson
Title: Authorized Officer

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Peter Kardos
Name: Peter Kardos
Title: Vice-President

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LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Jeffery Treadway
Name: Jeffery Treadway
Title: Senior Vice President

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LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

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LENDER:	THE ROYAL BANK OF SCOTLAND PLC, as a Lender

	By:	/s/ James L. Moyes
Name: James L. Moyes
Title: Managing Director

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LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ John C. Lozano
Name: John C. Lozano
Title: Vice President

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LENDER:	MUFG Union Bank, N.A. f/k/a UNION BANK, N.A., as a Lender

	By:	/s/ Stacy A. Goldstein
Name: Stacy A. Goldstein
Title: Vice President

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LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

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LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
Name: Raza Jafferi
Title: Vice President

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LENDER:	NATIXIS, as a Lender

	By:	/s/ Louis P. Laville, III
Name: Louis P. Laville, III
Title: Managing Director

	By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

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LENDER:	AMEGY BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Thomas Kleiderer
Name: Thomas Kleiderer
Title: Vice President

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LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

	By:	/s/ Ting Lee
Name: Ting Lee
Title: Director

	By:	/s/ Nimisha Srivastav
Name: Nimisha Srivastav
Title: Vice President

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LENDER:	ING CAPITAL LLC, as a Lender

	By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Director

	By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

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LENDER:	REGIONS BANK, as a Lender

	By:	/s/ Daniel G. Steele
Name: Daniel G. Steele
Title: Senior Vice President

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LENDER:	SANTANDER BANK, N.A., as a Lender

	By:	/s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

	By:	/s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

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LENDER:	GOLDMAN SACHS BANK USA, as a Lender

	By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

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LENDER:	BRANCH BANKING AND TRUST COMPANY, as a Lender

	By:	/s/ Ryan Aman
Name: Ryan Aman
Title: Vice President

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LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Ian Payne
Name: Ian Payne
Title: Vice President

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LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	/s/ Richard Antl
Name: Richard Antl
Title: Authorized Signatory

	By:	/s/ William M. Reid
Name: William M. Reid
Title: Authorized Signatory

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LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

	By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

	By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

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LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Juan Trejo
Name: Juan Trejo
Title: Vice President

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LENDER:	CARGILL, INCORPORATED, as a Lender

	By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Credit Relationship Manager

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LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

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LENDER:	BMO HARRIS BANK, N.A., as a Lender

	By:	/s/ Joseph A. Bliss
Name: Joseph A. Bliss
Title: Managing Director

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LENDER:	CADENCE BANK, N.A., as a Lender

	By:	/s/ Eric Broussard
Name: Eric Broussard
Title: Senior Vice President

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LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

	By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

	By:	/s/ Kirk L. Tashjian
Name: Kirk L. Tashjian
Title: Vice President

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LENDER:	ASSOCIATED BANK, N.A., as a Lender

	By:	/s/ Farhan Iqbal
Name: Farhan Iqbal
Title: Senior Vice President

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Annex I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Aggregate Maximum Credit Amounts and Elected Commitments

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	6.94444444%	$138,888,888.90	$100,000,000.00
JPMorgan Chase Bank, N.A.	6.94444444%	$138,888,888.90	$100,000,000.00
Bank of America, N.A.	6.94444444%	$138,888,888.90	$100,000,000.00
Citibank, N.A.	6.94444444%	$138,888,888.90	$100,000,000.00
Barclays Bank PLC	4.16666667%	$83,333,333.33	$60,000,000.00
Compass Bank	4.16666667%	$83,333,333.33	$60,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	4.16666667%	$83,333,333.33	$60,000,000.00
Comerica Bank	4.16666667%	$83,333,333.33	$60,000,000.00
Credit Agricole Corporate and Investment Bank	4.16666667%	$83,333,333.33	$60,000,000.00
ING Capital LLC	4.16666667%	$83,333,333.33	$60,000,000.00
Natixis	4.16666667%	$83,333,333.33	$60,000,000.00
Royal Bank of Canada	4.16666667%	$83,333,333.33	$60,000,000.00
MUFG Union Bank, N.A. f/k/a Union Bank, N.A.	4.16666667%	$83,333,333.33	$60,000,000.00
U.S. Bank National Association	4.16666667%	$83,333,333.33	$60,000,000.00
Capital One, National Association	3.47222222%	$69,444,444.44	$50,000,000.00
UBS AG, Stamford Branch	3.47222222%	$69,444,444.44	$50,000,000.00
BMO Harris Bank, N.A.	2.56944444%	$51,388,888.89	$37,000,000.00
Branch Banking and Trust Company	2.56944444%	$51,388,888.89	$37,000,000.00
Santander Bank, N.A.	2.56944444%	$51,388,888.89	$37,000,000.00
The Royal Bank of Scotland plc	2.56944444%	$51,388,888.89	$37,000,000.00
Regions Bank	2.34640239%	$46,928,047.83	$33,788,194.44
Deutsche Bank AG New York Branch	2.09804205%	$41,960,841.06	$30,211,805.56
Associated Bank, N.A	1.87500000%	$37,500,000.00	$27,000,000.00
Cadence Bank, N.A.	1.87500000%	$37,500,000.00	$27,000,000.00
Amegy Bank National Association	1.87500000%	$37,500,000.00	$27,000,000.00
SunTrust Bank	1.87500000%	$37,500,000.00	$27,000,000.00
Goldman Sachs Bank USA	1.04166667%	$20,833,333.33	$15,000,000.00
Cargill, Incorporated	0.34722222%	$6,944,444.44	$5,000,000.00
TOTAL	100.00000000%	$2,000,000,000.00	$1,440,000,000.00

ANNEX I–1